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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 1999

                          BATTLE MOUNTAIN GOLD COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            Nevada                        1-9666                76-0151431
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
       OF INCORPORATION)                                    IDENTIFICATION NO.)

    333 Clay Street, 42nd Floor
          Houston, Texas                                          77002
 (ADDRESS, OF PRINCIPAL EXECUTIVE                               (ZIP CODE)
             OFFICES)


                     -------------------------------------


       Registrant's telephone number, including area code: (713) 650-6400

                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is certain information regarding the Company's third quarter financial results as presented in a press release dated October 26, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c)       Exhibits.

              99.1 Press Release issued by Battle Mountain Gold Company dated
                   October 26, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 1999.             BATTLE MOUNTAIN GOLD COMPANY
                                     (Registrant)



                                     By:      /s/ Greg V. Etter
                                             ----------------------------------
                                     Name:    Greg V. Etter
                                     Title:   Vice President, General Counsel
                                              and Corporate Secretary